Exhibit 99.1

Rovi and TiVo Receive Key Regulatory Clearance for Proposed Transaction

Rovi’s acquisition of TiVo remains on schedule to close in the third quarter of 2016

San Carlos and San Jose, Calif. – July 11, 2016 – Rovi Corporation (NASDAQ: ROVI) and TiVo Inc. (NASDAQ: TIVO) today announced that the Federal Trade Commission and the Antitrust Division of the Department of Justice granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act relating to the proposed acquisition of TiVo by Rovi. The proposed transaction remains subject to other customary closing conditions, including the approval of Rovi and TiVo stockholders. Early termination of the waiting period is granted only if both the Antitrust Division of the Department of Justice and the Federal Trade Commission have completed their review and determined not to take any enforcement action. Both Rovi and TiVo continue to expect the transaction to close in the third quarter of calendar year 2016.

As announced on April 29, 2016, the new company will allow these two leading entertainment technology innovators to use their complementary products, services, and intellectual property assets to focus on the common mission of providing technology and innovations that address the changing media landscape.

“We are delighted to reach the important milestone of obtaining clearance from the Federal Trade Commission and the Department of Justice, which brings us one step closer to joining forces with TiVo,” said Tom Carson, CEO of Rovi. “The combination of Rovi and TiVo brings together two industry powerhouses focused on ushering in the next wave of the consumer entertainment experience. Our complementary products, services and innovative patented technologies will transform the media and entertainment landscape further enabling our customers to build more profitable relationships with consumers.”

“We are very pleased to receive the approval of the Federal Trade Commission and Department of Justice,” said Naveen Chopra, interim CEO and CFO of TiVo. “Moreover, we continue to see tremendous opportunity for the combination of TiVo and Rovi. Together we possess key product, technology, and service capabilities to redefine television. We look forward to utilizing these assets for the benefit of both our customers and stockholders as soon as the transaction is completed.”

About Rovi

Rovi Corporation (NASDAQ: ROVI) is creating personalized and data-driven ways for viewers to discover the right entertainment and for providers to discover the right audiences. Chosen by top brands in entertainment content, services and devices, Rovi touches the lives of hundreds of millions of consumers by providing comprehensive solutions, customizable products and technology licensing to make discovery simple, seamless and personal. With more than 5,000 issued or pending patents worldwide, Rovi is advancing entertainment and audience discovery. Learn more at www.rovicorp.com or follow us on Twitter @rovicorp.

About TiVo

TiVo Inc. (NASDAQ: TIVO) is a global leader in next-generation television services. With global headquarters in San Jose, CA and offices in New York, NY, Durham, NC, and Warsaw, Poland, TiVo’s innovative cloud-based Software-as-a-Service solutions enable viewers to consume content across multiple screens in and out-of-the home. The TiVo solution provides an all-in-one approach for navigating the ‘content chaos’ by seamlessly combining live, recorded, on-demand and over-the-top television into one intuitive user interface with simple universal search, discovery, viewing and recording from a variety of devices, creating the ultimate viewing experience. TiVo products and services are available at retail or through a growing number of pay-TV operators worldwide. TiVo’s multiple subsidiary companies provide the broader television industry and consumer electronics manufacturers with set-top box, cloud-based video discovery and recommendation options, interactive advertising solutions, and audience research and measurement services. More information at: www.TiVo.com.

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the proposed acquisition of TiVo and expected transaction timing. A number of factors could cause Rovi’s and TiVo’s actual results to differ from anticipated results expressed in such forward-looking statements. Such factors include, among others, 1) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; 2) the satisfaction of the closing conditions to the transaction, including the approval of the transaction by Rovi’s and TiVo’s stockholders; and 3) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Rovi and TiVo. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Rovi’s Annual Report on Form 10-K for the period ended December 31, 2015 and Rovi’s Quarterly Report on Form 10-Q for the period ended March 31, 2016, TiVo’s Annual Report on Form 10-K for the period ended January 31, 2016 and TiVo’s Quarterly Report on Form10-Q for the period ended April 30, 2016, and other securities filings which are on file with the Securities and Exchange Commission (available at www.sec.gov). Neither company assumes any obligation to update any forward-looking statements except as required by law.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of Rovi, TiVo or Titan Technologies Corporation. Titan Technologies Corporation has filed a Registration Statement on Form S-4 (Registration No. 333-211874) containing a preliminary joint proxy statement-prospectus regarding the proposed transaction and other documents regarding the proposed transaction described in this document with the Securities and Exchange Commission. ROVI AND TIVO STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANIES AND THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to stockholders of each of Rovi Corporation and TiVo Inc. seeking their approval of the transaction. Stockholders may obtain a free copy of the joint proxy statement/prospectus (when it becomes available), as well as any other documents filed by Rovi, Titan Technologies Corporation and TiVo with the Securities and Exchange Commission, at the Securities and Exchange Commission’s Web site at http://www.sec.gov. Stockholders may also obtain a free copy of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus from Rovi by directing a request to Rovi Investor Relations at +1-818-565-5200 and from TiVo by directing a request to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York, 10016, (212) 929-5500, proxy@mackenziepartners.com.

PARTICIPANTS IN THE SOLICITATION

Rovi, Parent, TiVo and their respective directors and executive officers and other members of their management and employees may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Rovi’s directors and officers can be found in its proxy statement filed with the Securities and Exchange Commission on March 10, 2016 and information regarding TiVo’s directors and officers can be found in its proxy statement filed with the Securities and Exchange Commission on May 27, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, may be obtained by reading the joint proxy statement/prospectus and other documents regarding the proposed transaction. Stockholders may obtain a free copy of these documents as described in the preceding paragraph.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

For more information, contact:

Rovi Corporation	TiVo

Press:	Press:
Ricca Silverio	Steve Wymer
Vice-President, Finn Partners	VP, Communications
ricca.silverio@finnpartners.com	swymer@tivo.com
+1-949-439-7869	+1-408-519-9254

Howard Solomon
Managing Partner, Finn Partners
howard.solomon@finnpartners.com
+1-415-272-0767

Investors:	Investors:
Peter Ausnit	Derrick Nueman
VP, Investor Relations	VP, Investor Relations
peter.ausnit@rovicorp.com	dnueman@tivo.com
+1-818-565-5200	+1-408-519-9677

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